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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported): September 28, 2000


               CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2000, providing for the issuance of the CWMBS, INC., Mortgage Pass-Through Certificates, Series 2000-G).


                                  CWMBS, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                   333-72655                 95-4449516
-----------------------------    -----------------    --------------------
(State of Other Jurisdiction      (Commission            (I.R.S. Employer
      of Incorporation)           File Number)          Identification No.)



                    4500 Park Granada
                    Calabasas, California                      91302
               -----------------------------                ----------
                  (Address of Principal                     (Zip Code)
                    Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


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

Item 5.   Other Events.
----      ------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through
Certificates, Series 2000-G Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "DLJ Computational Materials") for distribution to its potential investors. Although the Company provided DLJ with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the DLJ Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The DLJ Computational Materials, which are listed Exhibit 99.1 hereto, are filed on Form SE dated September 26, 2000.















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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 17, 1999 and the prospectus supplement dated September 26, 2000, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2000-G.

Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. DLJ Computational Materials filed on Form SE dated
           September 28, 2000.

SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CWMBS, INC.




                                         By:  /s/ Celia Coulter
                                             --------------------------------
                                             Celia Coulter
                                             Vice President



Dated:  November 7, 2000


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                                 Exhibit Index
                                 -------------



Exhibit                                                                 Page
-------                                                                 ----

99.1.     DLJ Computational Materials filed on Form SE dated
          September 28, 2000.                                             6

                                 EXHIBIT 99.1

DLJ Computational Materials filed on Form SE dated September 28, 2000.